SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  September 11, 1998


                             GALAXY FOODS COMPANY
             (Exact Name of Registrant as Specified in Charter)




      Delaware                  0-16251              25-1391475
  (State or other          (Commission File        (IRS Employer
   jurisdiction                 Number)          Identification No.)


          2441 Viscount Row                   32809
           Orlando, Florida                (Zip Code)
        (Address of principal
          executive offices)

Registrant's telephone number, including area code:  (407) 855-5500

   (Former name or former address, if changed since last report.)


Page 1 of 5 pages						                       		Exhibit Index on Page 4

Item 1.  Changes in Control of Registrant.
Not applicable.

Item 2.  Acquisition or Disposition of Assets.
Not applicable.

Item 3.  Bankruptcy or Receivership.
Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
Not applicable.

Item 5.  Other Events.
Possible NASDAQ Delisting

The Common Stock, $.01 par value (the "Common Stock"), of Galaxy Foods Company (the "Company") is quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") SmallCap Market ("NASDAQ SmallCap") under the symbol "GALX." On June 11, 1998, the Company received a notice (the "NASDAQ Notice") from The Nasdaq Stock Market, Inc. that the Common Stock failed to maintain a closing bid price greater than or equal to $1.00 during a review period of 30 consecutive trading days immediately preceding the date of the notice. In accordance with NASDAQ rules, securities listed on NASDAQ SmallCap must maintain a minimum bid price of $1.00 to be eligible for continued listing.

The NASDAQ Notice stated that no delisting would occur if the Common Stock achieved compliance with the minimum bid price requirement by maintaining a closing bid price of $1.00 or greater for ten consecutive trading days during the 90 calendar day period following the date of the NASDAQ Notice. The Common Stock failed to meet the minimum bid price requirement during the 90 day period which ended September 11, 1998.

The Company intends to contest the delisting of its Common
Stock and has filed a request with the NASDAQ Listing
Qualifications Hearing Department for a hearing. The Company's request for a hearing stays the delisting until a determination by the NASDAQ hearing panel. A date for the hearing has not been set as of this time.

On Friday, September 11, 1998, the Company issued a press release disclosing the foregoing. A copy of the press release is attached hereto as an exhibit.

Item 6.  Resignations of Registrant's Directors.
Not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99.1	Press Release issued by the Company dated September 11, 1998
(Filed herewith.)

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         							GALAXY FOODS COMPANY

September 11, 1998		                            By: /s/ Angelo S. Morini
	                                        							Name: Angelo S. Morini
	                                         						Title: President

                              EXHIBITS INDEX


Exhibit
  No.	    Exhibit Description						                           	Page No.

99.1		    Press Release issued by the Registrant dated
          September 11, 1998 	                                    5
        		(Filed herewith.)

                                EXHIBIT 99.1

     Press Release issued by the Registrant, dated September 11, 1998

ORLANDO, FLORIDA (September 11, 1998) - Galaxy Foods Company (NASDAQ: GALX) today reported the Company has been notified by Nasdaq of a potential delisting from their Small Cap Market. During 1997, Nasdaq issued new criteria for their SmallCap Market. These criteria included requirements for net tangible assets, public float, number of shareholders and minimum bid price. As of September 11, 1998, the date on which the proposed delisting was to occur, Galaxy Foods far exceeds each new requirement, with the exception of maintaining a minimum bid price of $1.00. On September 11, 1998, the Company requested a hearing to appeal the proposed delisting. The Company anticipates that if it is delisted from Nasdaq following the hearing, that its shares will trade on the OTC bulletin board.

Galaxy Foods Company has reported five consecutive quarters of net profits and anticipates another profitable quarter for September 30, 1998. In addition, the Company is projecting strong growth in sales for the quarter ending September 30, 1998.

Galaxy Foods Company produces a complete line of healthy cheese and dairy related products for the retail, food service and industrial markets. Galaxy Foods is the inventor and originator of formagg, a new, healthier and better way to make cheese. Formagg products are low or no fat (no saturated fat), have no cholesterol and no lactose and contain more vitamins and minerals than conventional cheese. Other Galaxy brand names include Soyco, Soymage, Veggie Slices, Wholesome Valley, and Lite Bakery. For more information, contact Rebecca Barksdale at (407) 855-5500, extension 105. You may also obtain more information from our site on the World Wide Web at http://www.galaxyfoods.com (best viewed through Netscape Navigator).